SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2007

WHEELING-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50300 (Commission File Number)	55-0309927 (IRS Employer Identification No.)

1134 Market Street, Wheeling, WV (Address of principal executive offices)	26003 (Zip code)

Registrant’s telephone number, including area code: (304) 234-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On May 10, 2007, Wheeling-Pittsburgh Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2007, which was filed as an exhibit to a Current Report on Form 8-K dated May 11, 2007. The Company held a conference call on May 11, 2007 at 11:00 a.m. EDT to review the Company’s financial results and business prospects. The actual transcript of the conference call is filed herewith as Exhibit 99.1.

FORWARD-LOOKING STATEMENTS CAUTIONARY LANGUAGE

The information contained in this filing, other than historical information, consists of forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements reflect the current views of management and are subject to a number of risks and uncertainties that could cause actual results to differ materially from actual future events or results. These risks and uncertainties include, among others, factors relating to (1) the Company’s potential inability to generate sufficient operating cash flow to service or refinance its indebtedness, (2) concerns relating to financial covenants and other restrictions contained in its credit agreements, (3) intense competition, dependence on suppliers of raw materials and cyclical demand for steel products, (4) the risk that the businesses the Company and Esmark Incorporated (“Esmark”) will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (5) the ability of combined companies to realize the expected benefits from the proposed combination, including expected operating efficiencies, synergies, cost savings and increased productivity, and the timing of realization of any such expected benefits; (6) lower than expected operating results for the Company; (7) the risk of unexpected consequences resulting from the combination of the Company and Esmark; and (8) certain other risks identified “Item 1A – Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (filed with the SEC on March 20, 2007 as amended by Form 10-K/A filed April 30, 2007), and other reports and filings with the SEC, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements. In addition, any forward-looking statements represent Wheeling-Pittsburgh Corporation’s views only as of today and should not be relied upon as representing the Company’s views as of any subsequent date. While Wheeling-Pittsburgh Corporation may elect to update forward-looking statements from time to time, the Company specifically disclaims any obligation to do so.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Transcript of Wheeling-Pittsburgh Corporation Conference Call held on May 11, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING-PITTSBURGH CORPORATION

By:	/s/ David A. Luptak
David A. Luptak Executive Vice President, General Counsel and Secretary

Dated: May 14, 2007

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